Exhibit 10.1(e)

EXECUTION VERSION

FOURTH AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of May 20, 2011, is by and among (i) HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other obligors identified as “Other Obligors” on the signature pages hereto and (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of October 14, 2009 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Fourth Amendment and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Obligors party thereto, the Lenders party thereto, and The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders have made commitments to extend certain credit facilities to the Borrowers; and

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as more specifically set forth herein, in each case upon the terms and conditions contained in this Fourth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Fourth Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“Lenders” is defined in the preamble.

“Fourth Amendment” is defined in the preamble.

“Fourth Amendment Effective Date” is defined in Subpart 4.1.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Fourth Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.  Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1  Amendments to Section 1.1.  Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(a)           by amending and restating the definition of “EBITDA” to read as follows:

“EBITDA” means, for any applicable period, the sum of

(a)  Net Income (exclusive of all amounts in respect of any gains and losses realized from Dispositions other than inventory Disposed of in the ordinary course of business), plus

(b)  to the extent deducted in determining Net Income, the sum, without duplication, of (i) amounts attributable to amortization and depreciation of assets, (ii) income tax expense, (iii) Interest Expense, (iv) non-cash charges (other than write-downs of accounts receivable) and (v) expenses paid in respect of any consummated Permitted Acquisition to the extent such expenses previously would have been permitted to be capitalized in accordance with GAAP as in effect on December 31, 2007, minus

(c)  to the extent added in determining Net Income, the sum, without duplication, of (i) interest income paid during such period to the Parent and its Subsidiaries, (ii) non-cash gains, (iii) the income of any Person (other than a Subsidiary of the Parent) in which the Parent or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Parent or such Subsidiary in the form of dividends or similar distributions, (iv) the income of any Subsidiary of the Parent (other than any Borrower or any Subsidiary Guarantor) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under the Loan Documents) or requirement of law applicable to such Subsidiary, (v) the income (or deficit) of any Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, the Parent or any of the Parent’s Subsidiaries and (vi) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, minus

(d)          the amount of all cash payments made in such period to the extent that such payments relate to a non-cash charge incurred in a previous period that was added back in determining EBITDA hereunder pursuant to the preceding clause (b)(iv) (excluding, however, all payments, not to exceed an aggregate amount of $272,000,000, made in relation to the settlement agreement with the United States federal government or any agency, department, or authority thereof (including, without limitation, the Department of Justice) in connection with the Coeur d’Alene Basin Superfund liability).”

(b)           by inserting the following defined terms in the appropriate alphabetical sequence:

“Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of May 20, 2011, among the Borrowers and the Lenders party thereto.”

“Fourth Amendment Effective Date” has the meaning set forth in the Fourth Amendment.”

(c)           by amending and restating the definition of “Second Amendment” to read as follows:

“Second Amendment” means the Second Amendment to Credit Agreement, dated as of July 14, 2010, among the Borrowers and the Lenders party thereto.

PART III
AFFIRMATION AND CONSENT

SUBPART 3.1  Affirmation and Consent.  Each of the Obligors confirms that it has received a copy of this Fourth Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this Fourth Amendment.

PART IV
CONDITIONS TO EFFECTIVENESS

SUBPART 4.1  Amendment Effective Date.  This Fourth Amendment shall be and become effective as of the date hereof (the “Fourth Amendment Effective Date”) when all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.2  Execution of Counterparts of Fourth Amendment.  The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this Fourth Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Obligors and each Lender.

SUBPART 4.3  Representations and Warranties.  The representations and warranties contained in Subpart 5.4 shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date.

PART V

MISCELLANEOUS

SUBPART 5.1  Cross-References.  References in this Fourth Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Fourth Amendment.

SUBPART 5.2  Instrument Pursuant to Existing Credit Agreement.  This Fourth Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.3  References in Other Loan Documents.  At such time as this Fourth Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Fourth Amendment.

SUBPART 5.4  Representations and Warranties of the Obligors.  Each Obligor hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Fourth Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Fourth Amendment, (c) the representations and warranties contained in Article VI of the Credit Agreement and applicable to such Obligor are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and after giving effect to the amendments contained herein and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

SUBPART 5.5  Counterparts.  This Fourth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of this Fourth Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 5.6  Full Force and Effect; Limited Amendment.  Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 5.7  Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.8  Successors and Assigns.  This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWERS	HECLA ALASKA LLC,
a Delaware limited liability company

	By:	Hecla Limited,
its Managing Member

By:
Name:
Title:

HECLA GREENS CREEK MINING COMPANY,
a Delaware corporation

By:
Name:
Title:

HECLA JUNEAU MINING COMPANY,
a Delaware corporation

By:
Name:
Title:

OTHER OBLIGORS:	HECLA MINING COMPANY,
a Delaware corporation

By:
Name:
Title:

BURKE TRADING INC.,
a Delaware corporation

By:
Name:
Title:

HECLA ADMIRALTY COMPANY,
a Delaware corporation

By:
Name:
Title:

HECLA LIMITED,
a Delaware corporation

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

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